UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 27, 2022

QuantumScape Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	001-39345 (Commission File Number)	85-0796578 (I.R.S. Employer Identification Number)

1730 Technology Drive San Jose, California (Address of principal executive offices)	95110 (Zip code)

(408) 452-2000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	QS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On September 27, 2022, QuantumScape Battery, Inc. (“QS Sub”), a wholly-owned subsidiary of QuantumScape Corporation (the “Company”), entered into a letter agreement (the “Letter Agreement”) with Volkswagen Group of America, Inc. (“VWGoA”), Volkswagen Group of America Investments, LLC, an affiliate of VWGoA (“VW Member”), and QSV Operations LLC, the joint venture entity between QS Sub and VW Member (the “JV Entity”, and together with QS Sub, VWGoA and VW Member, the “Parties”). The Letter Agreement further amends the original Joint Venture Agreement dated September 11, 2018, by and among the Parties, and as subsequently amended by the (1) Amended and Restated Joint Venture Agreement, dated May 14, 2020, (2) First Amendment to Amended and Restated Joint Venture Agreement, dated September 21, 2020, (3) letter agreement, dated May 13, 2021, and (4) letter agreement dated December 17, 2021.

The Letter Agreement provides that the Parties currently contemplate the location of their joint venture solid-state battery pilot-line facility to be in Germany or the United States, but the final determination shall be made based on an analysis by VWGoA of operational costs, technological progress, government incentives and other relevant considerations. The Parties remain committed to their collaboration to bring solid-state battery-equipped vehicles to market based on the Company’s lithium metal solid-state battery technology as early as practicable.

The Company believes commercialization of this technology, i.e., C samples available, is not constrained by the selection of a facility for the joint venture, as the initial C samples are expected to be produced at the Company’s QS-0 facility in San Jose, California.

The foregoing description of the terms of the Letter Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Letter Agreement attached hereto as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Letter Agreement dated September 27, 2022, by and among QuantumScape Battery, Inc., Volkswagen Group of America, Inc, Volkswagen Group of America Investments, LLC and QSV Operations LLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: September 28, 2022

QUANTUMSCAPE CORPORATION

By:	/s/ Michael McCarthy
	Name:	Michael McCarthy
	Title:	Chief Legal Officer and Head of Corporate Development